                                                                     Exhibit 1.2


                 [FORM OF INTERNATIONAL UNDERWRITING AGREEMENT]


                        [   ] American Depositary Shares

                                  representing

                                  [   ] Shares

                                ANTENNA TV S.A.

                      INTERNATIONAL UNDERWRITING AGREEMENT
                      ------------------------------------

                                                                       [  ],1999

LEHMAN BROTHERS INTERNATIONAL (EUROPE)
BT ALEX. BROWN INTERNATIONAL,
 a division of Bankers Trust International PLC
SALOMON BROTHERS INTERNATIONAL LIMITED
As Lead Managers of the several
 International Managers named in Schedule 1
c/o Lehman Brothers International (Europe)
One Broadgate
London EC2M 7HA

Ladies and Gentlemen:

          Antenna TV S.A., a Greek societe anonyme (the "Company"), and Socrates Eliades, a stockholder of the Company (the "Selling Stockholder"), propose to sell an aggregate of [ ] American Depositary Shares representing [ ] shares of the Company's capital stock, nominal value GRD 100 per share (the "Capital Stock"), to the several international underwriters named in Schedule 1 hereto (the "International Managers"). The [ ] American Depositary Shares to be sold by the Company and the Selling Stockholder are hereinafter called the "Firm ADSs" and the [ ] shares of Capital Stock underlying the Firm ADSs are referred to as "Firm Shares." Of the Firm ADSs, [ ] are being sold by the Company and [ ] by the Selling Stockholder. In addition, the Company and the Selling Stockholder propose to grant to the International Managers an option to purchase up to an additional [ ] ADSs on the terms and for the purposes set forth in Section 3 (the "Option ADSs") representing an additional [ ] shares of Capital Stock (the "Option Shares"). Of the [ ] Option ADSs, [ ] are being sold by the Company and [ ] are being sold by the Selling Stockholder. The Firm ADSs and the Option ADSs, if purchased, are hereinafter collectively called the "ADSs." The Firm Shares and the Option Shares are herein collectively referred to as the "Shares." The International Managers shall take delivery of all of the Shares in the form of ADSs. All ADSs which the International Managers take delivery of will be deposited with The National Bank of Greece (the "ADS Custodian") on the First Delivery Date (as hereinafter defined) in the case of Firm ADSs, or the Second Delivery Date (as hereinafter defined) in the case of Option ADSs, pursuant to the deposit agreement (the "Deposit Agreement"), dated as of [ ], 1999 among the Company, The Bank of New York as depositary (the "Depositary") and the holders from time to time of American Depositary Receipts (the "ADRs") issued by the Depositary and evidencing the ADSs thereunder, a copy of which Deposit Agreement has previously been delivered to you. This is to confirm the agreement concerning the purchase of the ADSs from the Company and the Selling Stockholder by the International Managers.

          It is understood by all parties that the Company and the Selling Stockholder are concurrently entering into an agreement dated the date hereof (the "U.S. Underwriting Agreement") providing for the sale by the Company and the Selling Stockholder of an aggregate of [ ] ADSs representing [ ] shares of the Company's Capital Stock (including the over-allotment option thereunder) (the "U.S. ADSs") through arrangements with certain underwriters in the United States and Canada (the "U.S. Underwriters" and together with the International Managers, the "Underwriters"), for whom Lehman Brothers Inc., BT Alex. Brown Incorporated and Salomon Smith Barney Inc. are acting as representatives (the "Representatives"). The U.S. Underwriters shall take delivery of all of the Shares sold in the United States and Canada in the form of ADSs. The U.S. Underwriters and the International Managers simultaneously are entering into an agreement between the U.S. and international underwriting syndicates (the "Agreement Between U.S. Underwriters and International Managers") which provides for, among other things, the transfer of ADSs between the two syndicates. Except as used in Sections 3, 4, 5, 12, and 13 herein, and except as the context may otherwise require, references herein to the ADSs shall include all the ADSs of which may be sold pursuant to either this Agreement or the U.S. Underwriting Agreement.

          1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

          (a) A registration statement on Form F-1 (File No. 333- ), with respect to the Shares has (i) been prepared by the Company in conformity with the requirements of the United States Securities Act of 1933 (the "Securities Act") and the rules and regulations (the "Rule and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement and the amendments thereto have been delivered by the Company to you as the representatives (the "Lead Managers") of the International Managers. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Lead Managers pursuant to Rule 424(a) of the Rules and Regulations; "Primary Registration Statement" means such registration statement, as amended at the Effective Time, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 6 hereof and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph
     (1) or (4) of Rule 424(b) of the Rules and Regulations. If the Company has filed a registration statement pursuant to Rule 462(b) of the Rules and Regulations regarding additional Shares (a "Rule 462(b) Registration Statement"), then, unless otherwise specified, any reference herein to the term "Primary Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

          (b) A registration statement on Form F-6 (File No. 333- ) with respect to the ADSs evidenced by the ADRs and a post-effective amendment thereto has (i) been prepared by or on behalf of the Depositary in conformity with the requirements of the Securities Act and the Rules and Regulations, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement, including all amendments thereto, have been delivered by the Company to you as Lead Managers of the International Managers. As used in this Agreement "ADS Registration Statement" means such registration statement, including all exhibits thereto, as amended at the time such post-effective amendment to the registration statement shall have become effective.

          (c) The Primary Registration Statement and the ADS Registration Statement (collectively, the "Registration Statements") conform, and the Prospectus and any further amendments or supplements to the Registration Statements or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statements and any amendments thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statements or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Lead Managers by or on behalf of any International Manager specifically for inclusion therein.

          (d) The Company, and to the best of the Company's knowledge, each of the entities listed on Schedule A (the "Scheduled Entities"), has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the general affairs, management, financial position, stockholders' equity, results of operations, business or prospects of the Company, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged; the Company has no direct or indirect subsidiaries and does not own, directly or indirectly, any equity interest or ownership interest in any other entity.

          (e) The Company has, and upon completion of the offering and sale of the ADSs will have, an authorized capitalization as set forth in the Prospectus, and all of the issued shares of Capital Stock of the Company are, and upon completion of the offering and sale of the ADSs will have been, duly and validly authorized and issued, are, and upon completion of the offering and sale of the ADSs will have been, fully paid and non-assessable, were not, and upon the completion of the offering and sale of the ADSs will not be, issued in violation of, and are not now, and upon the completion of the offering and sale of the ADSs will not be, subject to any preemptive rights, and conform to the description thereof contained in the Prospectus; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, any class of share capital of the Company; the transfer of 12,409,386 shares of Capital Stock of the Company on September 1, 1998 from Sotirios Papadopoulos, George Xanthopoulos and Socrates Eliades to Globecast Holdings Limited, Altavista Global Holdings Limited and Praxis Global Investments Limited does not violate any statute, rule, law or regulation, including, without limitation, any Greek statute, rule, law or regulation, applicable to the Company and its shareholders.

          (f) The Shares to be issued by the Company to the Underwriters hereunder and under the U.S. Underwriting Agreement have been duly and validly authorized and, upon deposit as contemplated herein, in the U.S. Underwriting Agreement and in the Deposit Agreement and when the ADSs have been issued and delivered against payment therefor as provided herein and therein, will be duly and validly issued, fully paid and non-assessable; the Shares conform in all material respects to the descriptions thereof contained in the Prospectus; no further approval or authority of the shareholders or the Board of Directors of the Company will be required for the issuance and sale of the ADSs or the deposit of the Shares as contemplated herein and in the Deposit Agreement; and, upon the deposit of the Shares to be issued by the Company underlying the ADSs with the Depositary pursuant to the Deposit Agreement against issuance of the ADRs evidencing the ADSs, all right, title and interest in such Shares, subject to the Deposit Agreement, will be transferred to the Depositary or its nominee, as the case may be, free and clear of all liens, security interests, pledges, charges, encumbrances, shareholders' agreements, voting trusts, restrictions on transfer, preemptive rights or adverse claims; except as otherwise described in the Prospectus, there are no preemptive or other rights to subscribe for or to purchase, no restrictions upon the voting or transfer of any Shares or ADSs pursuant to the Company's charter and by laws or any agreement to which the Company is a party or by which it may be bound or to which any of its property may be subject.

          (g) The Company has full power and authority to enter into this Agreement and the U.S. Underwriting Agreement and each of such agreements has been duly authorized, executed and delivered by the Company.

          (h) The execution, delivery and performance of this Agreement, the U.S. Underwriting Agreement, the Deposit Agreement and the Custody Agreement by the Company and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (ii) the charter or by-laws of the Company or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets, other than in the case of clauses (i) and (iii), such breaches or violations which, individually or in the aggregate, would not have or result in a material adverse effect on the general affairs, management, financial position, stockholders' equity, results of operations, business or prospects of the Company; and except for the registration of the Shares and the ADSs under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Shares and the ADSs by the U.S. Underwriters and the International Managers, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the U.S. Underwriting Agreement, the Deposit Agreement or the Custody Agreement by the Company and the consummation of the transactions contemplated hereby and thereby.

          (i) The Company has full power and authority to enter into the Deposit Agreement and the Custody Agreement and each of the Deposit Agreement and the Custody Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by each other party thereto, constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

          (j) Upon the due and valid issuance by the Depositary of ADRs evidencing ADSs against deposit of Shares in respect thereof and against payment therefor in accordance with the provisions of this Agreement, the U.S. Underwriting Agreement and the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified in the ADRs and in the Deposit Agreement; and the Deposit Agreement, ADRs and the ADSs conform in all material respects to the descriptions thereof contained in the Prospectus.

          (k) Except as disclosed in the Prospectus, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the International Managers to the United States or Greek government or any political subdivision or taxing authority thereof or therein in connection with (i) the issuance of the Shares by the Company, (ii) the deposit of Shares with the Depositary against issuance of ADRs evidencing ADSs, (iii) the sale of the ADSs representing the shares by the Company to the International Managers in accordance with this Agreement and to the U.S. Underwriters in accordance with the U.S. Underwriting Agreement, or (iv) the sale and delivery by the U.S. Underwriters and the International Managers of the ADSs to the initial purchasers thereof.

          (l) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statements or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

          (m) Except as described in the Prospectus, the Company has not issued any Capital Stock or securities convertible or exercisable or exchangeable for any such securities, during the six-month period preceding the date of the Prospectus, including without limitation any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act.

          (n) Neither the Company nor, to the best of the Company's knowledge, any of the Scheduled Entities has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or, to the best of the Company's knowledge, any of the Scheduled Entities, or any material adverse change in or affecting the general affairs, management, financial position, stockholders' equity, results of operations, business or prospects of the Company or, to the best of the Company's knowledge, any of the Scheduled Entities, otherwise than as set forth or contemplated in the Prospectus.

          (o) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statements or included in the Prospectus present fairly the financial condition and results of operations of the Company purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved. The summary and selected financial data included in the Prospectus have been accurately extracted from the financial statements of the Company and each of the Scheduled Entities and present fairly the information shown therein and, in the case of the Company, have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as otherwise stated therein.

          (p) KPMG Peat Marwick Kyriacou, who have certified certain financial statements of the Company, whose report appears in the Prospectus and who have delivered the initial letter referred to in Section 9(h) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which they reported contained in the Prospectus.

          (q) The Company, and to the best of the Company's knowledge, each of the Scheduled Entities, has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Scheduled Entities; and all real property and buildings held under lease by the Company, and to the best of the Company's knowledge, each of the Scheduled Entities, is held by it under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Scheduled Entities.

          (r) The Company, and to the best of the Company's knowledge, each of the Scheduled Entities, carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its businesses and the value of its properties and as is customary for companies engaged in similar businesses in similar industries.

          (s) The Company, and to the best of the Company's knowledge, each of the Scheduled Entities, owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of its business and has no reason to believe that the conduct of its business will conflict with, and has not received any notice of any claim of conflict with, any such rights of others, which if such claim of conflict were sustained, would have a material adverse effect on the general affairs, management, financial position, stockholders' equity, results of operations, business or prospects of the Company.

          (t) Except as set forth in the Prospectus, the Company, and to the best of the Company's knowledge, each of the Scheduled Entities, owns, possesses or has obtained all permits, licenses, consents, orders, approvals, franchises and authorizations of governmental or regulatory authorities, including, without limitation, television broadcast frequency allocations and licenses ("Permits"), as are required to own its properties and to conduct its business; and the Company, and to the best of the Company's knowledge, each of the Scheduled Entities, has fulfilled and performed in all material respects all of its obligations with respect to such Permits and no event has occurred, or as a result of the consummation of the transactions contemplated hereby would occur, which allows, or after notice or lapse of time or both would allow, revocation or termination thereof or results or would result in any other material impairment of the rights of the holder of any such Permit; none of such Permits contains any material limitation on the ability of the Company, and to the best of the Company's knowledge, any of the Scheduled Entities, to own its respective properties or to conduct its business in the manner described in the Prospectus; and the Company has no knowledge of a threatened revocation or modification relating to any such Permit.

          (u) All dividends and other distributions declared and payable by the Company in respect of the Shares may under current Greek laws and regulations be paid to shareholders or to the Depositary, as applicable, in Greek drachmae that may be converted into U.S. currency and freely transferred out of the Republic of Greece without the necessity of obtaining any consents, approvals, authorizations, orders or clearances from or registering with any government agency or body of the Republic of Greece; and, except as set forth in the Prospectus, all such dividends and distributions made to U.S. resident holders of ADSs will not be subject to Greek income, withholding or other taxes under current Greek laws and regulations.

          (v) No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, which is required to be described in the Prospectus which is not so described.

          (w) No labor disturbance by the employees of the Company, and to the best of the Company's knowledge, any of the Scheduled Entities, exists or, to the knowledge of the Company, is imminent which might be expected to have a material adverse effect on the financial position, stockholders' equity, results of operations, business or prospects of the Company or the Scheduled Entities, as applicable.

          (x) The Company, and to the best of the Company's knowledge, each of the Scheduled Entities, has filed with the appropriate taxing authorities, all tax returns, reports and other information required to be filed with any of them through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or, to the best of the Company's knowledge, any of the Scheduled Entities which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of the Scheduled Entities, might have) a material adverse effect on the general affairs, management, financial position, stockholders' equity, results of operations, business or prospects of the Company or, to the best of the Company's knowledge, any of the Scheduled Entities.

          (y) Since the date as of which information is given in the Prospectus through the date hereof and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities, including, without limitation, any options or warrants, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

          (z)  The Company (i) makes and keeps accurate books and records and
     (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

          (aa) The Company, and to the best of the Company's knowledge none of the Scheduled Entities, (i) is not in violation of its charter or by-laws,
     (ii) is not in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject and (iii) is not in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject and has not failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business.

          (bb) Neither the Company, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the United States Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (cc) The Company is not, and after giving effect to the offering and sale of the ADSs and the application of the proceeds therefrom will not be, an "investment company" within the meaning of such term under the United States Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

          (dd) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company and to the best of the Company's knowledge none of the Scheduled Entities (or, to the knowledge of the Company, any of its predecessors in interest), at, upon or from any of the property now or previously owned or leased by the Company in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a material adverse effect on the general affairs, management, financial position, stockholders' equity, results of operations, business or prospects of the Company; to the best knowledge of the Company, there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or with respect to which the Company has knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the general affairs, management, financial position, stockholders' equity, results of operations, business or prospects of the Company; and the terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

          (ee) Neither the Company nor any of its properties or assets, nor to the best of the Company's knowledge, any of the Scheduled Entities, has any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise).

          (ff) To ensure the legality, validity, enforceability or admissibility into evidence of this Agreement, the U.S. Underwriting Agreement, the Deposit Agreement and the Custody Agreement in the Republic of Greece, it is not necessary that any such document be submitted into, filed or recorded with any court or other authority in the Republic of Greece or that any tax, imposition or charge be paid in the Republic of Greece on or in respect of any such document.

          (gg) The Company has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the ADSs.

          (hh) The Company has the power to submit, and has taken all necessary corporate action to submit, to the jurisdiction of any United States or New York court in the Borough of Manhattan, The City of New York, and to approve the authorized agent for the purposes and to the extent described in Section 19 hereof.

          (ii) Except as described in the Prospectus, there are no material acquisitions of businesses or assets by the Company or any of the Scheduled Entities pending, contemplated or currently being negotiated.

          (jj) The Company has not incurred any liability for a fee, commission, or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement, the U.S. Underwriting Agreement or the Deposit Agreement.

          (kk) Based upon certain management estimates, the nature of the Company's business and the ownership of the Company and taking into account the receipt of proceeds from the offering and sale of the ADSs, the Company does not expect to qualify as a passive foreign investment company ("PFIC") as defined in Section 1296(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), or as a "foreign personal holding company" as defined in Section 552 of the Code for its current taxable year or for future taxable years.

          2. Representations, Warranties and Agreements of the Selling Stockholder. The Selling Stockholder represents, warrants and agrees that:

          (a) The Selling Stockholder has, and immediately prior to the First Delivery Date (as defined in Section 5 hereof) with respect to the Shares and, immediately prior to the Second Delivery Date with respect to the Option Shares, the Selling Stockholder will have, good and valid title to the Shares to be sold by the Selling Stockholder hereunder and to the U.S. Underwriters under the U.S. Underwriting Agreement on such dates, free and clear of all liens, encumbrances, equities or claims; and upon the deposit of the Shares underlying the ADSs with the Depositary pursuant to the Deposit Agreement against issuance of the ADRs evidencing the ADSs, all right, title and interest in such Shares, subject to the Deposit Agreement, will be transferred to the Depositary or its nominee, as the case may be, free and clear of all liens, security interests, pledges, charges, encumbrances, shareholders' agreements, voting trusts, restrictions on transfer or adverse claims.

          (b) The Selling Stockholder has placed in custody under a custody agreement (the "Custody Agreement") with [the Company] as custodian (the "Custodian"), for delivery under this Agreement, duly executed stock transfer forms together with the relevant share certificates in negotiable form (with signature guaranteed by a commercial bank or trust company having an office or correspondent in the United States or a member firm of the New York or American Stock Exchanges) representing the Shares to be sold by the Selling Stockholder hereunder.

          (c) The Selling Stockholder has duly and irrevocably executed and delivered a power of attorney (the "Power of Attorney") appointing [the Custodian and one or more other persons] as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of the Selling Stockholder.

          (d) The Selling Stockholder has full right, power and authority to enter into this Agreement and the U.S. Underwriting Agreement, the Power of Attorney and the Custody Agreement; the execution, delivery and performance of this Agreement and the U.S. Underwriting Agreement, the Power of Attorney and the Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, or (ii) the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder, other than such breaches or violations which, individually or in the aggregate, would not have or result in a material adverse effect on the general affairs, management, financial position, stockholders' equity, results of operations, business or prospects of the Company; and, except for the registration of the Shares and the ADSs under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the ADSs by the U.S. Underwriters and the International Managers, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement or the U.S. Underwriting Agreement, the Power of Attorney or the Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby.

          (e) The Registration Statements and the Prospectus and any further amendments or supplements to the Registration Statements or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, do not and will not, as of the applicable effective date (as to the Registration Statements and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact relating to the Selling Stockholder and required to be stated therein or necessary to make the statements therein not misleading.

          (f) The Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the ADSs.

          (g) Except as will be paid pursuant to Section 8 hereof or as disclosed in the Prospectus, no stamp or other issuance or transfer taxes or duties and no capital gains income, withholding or other taxes are payable by or on behalf of the International Managers to the United States or Greek government or any political subdivision or taxing authority thereof or therein in connection with (i) the deposit of Shares with the Depositary against issuance of ADRs evidencing ADSs to be sold to the International Managers by the Selling Stockholder, or (ii) the sale of the Shares and the ADSs to the International Managers by the Selling Stockholder in the manner contemplated hereby.

          (h) Neither the Selling Stockholder nor any of his properties or assets has any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise).

          3. Purchase of the ADSs by the International Managers. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell [ ] ADSs of the Firm ADSs and the Selling Stockholder hereby agrees to sell [ ] ADSs of the Firm ADSs to the several International Managers and each of the International Managers, severally and not jointly, agrees to purchase the number of ADSs of the Firm ADSs set opposite that International Manager's name in Schedule 1 hereto. Each International Manager shall be obligated to purchase from the Company, and from the Selling Stockholder, that number of ADSs of the Firm ADSs which represents the same proportion of the number of ADSs of the Firm ADSs to be sold by the

Company, and by the Selling Stockholder, as the number of ADSs of the Firm ADSs set forth opposite the name of such International Manager in Schedule 1 represents of the total number of ADSs of the Firm ADSs to be purchased by all of the International Managers pursuant to this Agreement. The respective purchase obligations of the International Managers with respect to the Firm ADSs shall be rounded among the International Managers to avoid fractional ADSs, as the Lead Managers may determine.

          In addition, the Company and the Selling Stockholder grant to the
International Managers an option to purchase up to [     ] ADSs of Option ADSs.
Such option is granted for the purpose of covering over-allotments in the sale of Firm ADSs and is exercisable as provided in Section 5 hereof. ADSs of Option ADSs shall be purchased severally for the account of the International Managers in proportion to the number of ADSs of Firm ADSs set opposite the name of such International Managers in Schedule 1 hereto. The respective purchase obligations of each International Manager with respect to the Option ADSs shall be adjusted by the Lead Managers so that no Underwriter shall be obligated to purchase Option ADSs other than in 100 ADS amounts. The price of both the Firm
ADSs and any Option ADSs shall be $[     ] per ADS.

          The Company and the Selling Stockholder shall not be obligated to deliver any of the ADSs to be delivered on any Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the ADSs to be purchased on such Delivery Date as provided herein and in the U.S. Underwriting Agreement.

          4. Offering of ADSs by the International Managers. Upon authorization by the Lead Managers of the release of the Firm ADSs, the several International Managers propose to offer the Firm ADSs for sale upon the terms and conditions set forth in the Prospectus. Each International Manager agrees that, except to the extent permitted by the Agreement Between U.S. Underwriters and International Managers, it will not offer or sell any of the ADSs in of the United States or Canada.

          5. Delivery of and Payment for the ADSs. Delivery of and payment for the Firm ADSs shall be made at the office of Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005-1702 at 9:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Lead Managers and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company and the Selling Stockholder shall deliver or cause to be delivered certificates representing the ADRs evidencing the Firm ADSs to the Depositary for the account of each International Manager against payment to or upon the order of the Company and the Selling Stockholder of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each International Manager hereunder. Upon delivery, the ADRs evidencing the Firm ADSs shall be registered in such names and in such denominations as the Lead Managers shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the ADRs evidencing the Firm ADSs, the Company and the Selling Stockholder shall cause such ADRs to be available for inspection by the Lead Managers in New York, New York not later than 9:30 A.M., New York City time, on the business day prior to the First Delivery Date.

          The option granted in Section 3 will expire 30 days after the date of this Agreement and may be exercised in whole or in part from time to time by written notice being given to the Company by the Lead Managers. Such notice shall set forth the aggregate number of Option ADSs as to which the option is being exercised, the names in which the ADRs evidencing the Option ADSs are to be registered, the denominations in which the ADRs evidencing the Option ADSs are to be issued and the date and time, as determined by the Lead Managers, when the Option ADSs are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the Option ADSs are delivered are sometimes referred to as a "Second Delivery Date" and the First Delivery Date and any Second Delivery Date are sometimes each referred to as a "Delivery Date."

          Delivery of and payment for the ADRs evidencing the Option ADSs shall be made at the place specified in the first sentence of the first paragraph of this Section 5 (or at such other place as shall be determined by agreement between the Lead Managers and the Company) at 9:00 A.M., New York City time, on such Second Delivery Date. On such Second Delivery Date, the Company and the Selling Stockholder shall deliver or cause to be delivered the certificates representing the ADRs evidencing the Option ADSs to the Depositary for the account of each International Manager against payment to or upon the order of the Company and the Selling Stockholder of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each International Manager hereunder. Upon delivery, the ADRs evidencing the Option ADSs shall be registered in such names and in such denominations as the Lead Managers shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option ADSs, the Company and the Selling Stockholder shall make the certificates representing the Option ADSs available for inspection by the Lead Managers in New York, New York, not later than 9:30 A.M., New York City time, on the business day prior to such Second Delivery Date.

          6.  Further Agreements of the Company.  The Company agrees:

          (a) To prepare the Prospectus in a form approved by the Lead Managers and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to any Registration Statement or to the Prospectus except as permitted herein; to advise the Lead Managers, promptly after it receives notice thereof, of the time when any amendment to any Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Lead Managers with copies thereof, to advise the Lead Managers, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the ADSs for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statements or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

          (b) To furnish promptly to each of the Lead Managers and to counsel for the International Managers a signed copy of each Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

          (c) To deliver promptly to the Lead Managers such number of the following documents as the Lead Managers shall reasonably request: (i) conformed copies of the Registration Statements as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings) and
     (ii) each Preliminary Prospectus, the Prospectus (not later than 10:00 a.m., New York City time, on the day following the execution and delivery of this Agreement or if not possible, as soon thereafter as possible) and any amended or supplemented Prospectus (not later than 10:00 a.m., New York City time, on the day following the date of such amendment or supplement or if not possible, as soon thereafter as possible); and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the ADSs or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Lead Managers and, upon their request, to file such document and to prepare and furnish without charge to each International Manager and to any dealer in securities as many copies as the Lead Managers may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance.

          (d) To file promptly with the Commission any amendment to the Registration Statements or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Lead Managers, be required by the Securities Act or requested by the Commission.

          (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Lead Managers and counsel for the International Managers and obtain the consent of the Lead Managers to the filing.

          (f) As soon as practicable after the Effective Date (it being understood that the Company shall have until at least 410 days, or if the fourth quarter following the fiscal quarter that includes the Effective Date is the last fiscal quarter of the Company's fiscal year, 455 days), to make generally available to the Company's security holders and to deliver to the Lead Managers an earnings statement of the Company (which need not be audited) complying with Section 1l(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

          (g) For a period of five years following the Effective Date, to furnish to the Lead Managers copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the ADSs may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder.

          (h) Promptly from time to time to take such action as the Lead Managers may reasonably request to qualify the ADSs for offering and sale under the securities laws of such jurisdictions as the Lead Managers may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the ADSs; provided that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

          (i) For a period of 180 days from the date of the Prospectus, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Capital Stock or securities convertible into or exchangeable for Capital Stock (other than the Capital Stock to be sold hereunder or under the U.S. Underwriting Agreement or issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any Capital Stock or securities convertible into or exchangeable for Capital Stock (other than the grant of options pursuant to option plans existing on the date hereof), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Capital Stock, whether any such transaction described in clause (1) or
     (2) above is to be settled by delivery of Capital Stock or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers International (Europe); and to cause Minos Kyriakou, Theodore Kyriakou, Xenophon Kyriakou, Athina Kyriakou, Holnest Investments Limited, Globecast Holdings Limited ("Globecast"), Altavista Global Holdings Limited ("Altavista"), Praxis Global Investments Limited ("Praxis") and Efstathios Gourdomichalis to furnish to the Lead Managers, prior to the First Delivery Date, a letter or letters (each, a "Lock-up Letter Agreement"), in form and substance satisfactory to counsel for the International Managers, pursuant to which each such person shall agree not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Capital Stock or securities convertible into or exchangeable for Capital Stock or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Capital Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Capital Stock or other securities, in cash or otherwise, in each case for a period of 180 days from the date of the Prospectus, without the prior written consent of Lehman Brothers International (Europe); provided, however, that the foregoing provisions shall not apply to (A) transfers by way of testate or intestate succession or by operation of law, (B) transfers to members of the immediate family of such person or to a trust, partnership, limited liability company or other entity, all of the beneficial interests of which are held by such person,
     (C) transfers to charitable institutions for no consideration or (D) transfers by any of Globecast, Altavista or Praxis to the prior registered holders of such shares which transfers in the opinion of counsel to the Company reasonably acceptable to Lehman Brothers International (Europe) are legally necessary in order for the Company to be in compliance with applicable Greek media laws; and provided, further, that in the case of transfers pursuant to clauses (A), (B), (C) or (D), the transferee shall have agreed to be bound by the restrictions in this paragraph.

          (j) Prior to the First Delivery Date and each additional Delivery Date, the Company will deposit the Shares to be issued by it with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise will comply with the Deposit Agreement so that ADRs evidencing the ADSs being sold on each such Delivery Date will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Shares and delivered to the International Managers on such Delivery, in accordance with the provisions of this Agreement.

          (k) The Company will maintain the Deposit Agreement with the Depositary (or establish a substitute Deposit Agreement with the Depositary or another commercial financial institution of similar quality in a manner so as not to have a material adverse effect upon the market for or holders of the ADSs).

          (l) Prior to the Effective Date, to use all reasonable efforts to have the ADSs accepted for inclusion in the Nasdaq National Market System and on LSE and to use its best efforts to complete those listings, subject only to official notice of issuance and evidence of satisfactory distribution, prior to the First Delivery Date and to use all reasonable efforts to maintain such listing and inclusion until none of the ADSs is outstanding.

          (m) To comply in all material respects with the Deposit Agreement so that ADRs evidencing ADSs will be executed by the Depositary and delivered to the International Managers on each Delivery Date.

          (n) To apply the net proceeds from the sale of the ADSs being sold by the Company as set forth in the Prospectus.

          (o) To take such steps as shall be necessary to ensure that the Company shall not become an "investment company" within the meaning of such term under the United States Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

          (p) Between the date hereof and the First Delivery Date (both dates inclusive), to notify and consult with the Lead Managers, and to cause all other parties acting on its behalf to notify and consult with the Lead Managers, prior to issuing any announcement which could be material in the context of the distribution of the ADSs.

          (q) Promptly to inform the International Managers of any communications received by the Company from any governmental or regulatory agency or authority relating to the offering of the ADSs and to furnish the Lead Managers with copies thereof.

          (r) To not take, directly or indirectly, any action which is designed to stabilize or manipulate, or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of, the price of any security of the Company in connection with the offering of the ADSs.

          (s) To operate its business in a manner which will minimize the risk of the Company qualifying as a PFIC in its current taxable year or for future taxable years.

          7. Further Agreements of the Selling Stockholder. The Selling Stockholder agrees:

          (a) For a period of 180 days from the date of the Prospectus, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Capital Stock or securities convertible into or exchangeable for Capital Stock (other than the ADSs) or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Capital Stock whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Capital Stock or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers International (Europe); provided, however, that the foregoing provisions shall not apply to (A) transfers by way of testate or intestate succession or by operation of law, (B) transfers to members of the immediate family of the Selling Stockholder or to a trust, partnership, limited liability company or other entity, all of the beneficial interests of which are held by the Selling Stockholder or (C) transfers to charitable institutions for no consideration; and provided, further, that in the case of transfers pursuant to clauses (A), (B) or (C), the transferee shall have agreed to be bound by the restrictions in this paragraph.

          (b) That the ADSs to be sold by the Selling Stockholder hereunder which is represented by the certificates held in custody for the Selling Stockholder, is subject to the interest of the International Managers, that the arrangements made by the Selling Stockholder for such custody are to that extent irrevocable and that the obligations of the Selling Stockholder hereunder shall not be terminated by any act of the Selling Stockholder, by operation of law or the occurrence of any other event.

          (c) To deliver to the Lead Managers prior to the First Delivery Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person) or Form W-9 (if the Selling Stockholder is a United States person).

          (d) Prior to each Delivery Date, to deposit or cause to be deposited the Shares to be sold by the Selling Stockholder with the Depositary in accordance with the provisions of the Deposit Agreement so that the ADRs evidencing the ADSs to be delivered to the International Managers at each Delivery Date are executed and, if applicable (and, if applicable countersigned) and issued by the Depositary against receipt of such Shares and delivered to the International Managers on such Delivery Date in accordance with the terms of this Agreement.

          (e) Immediately prior to the transfer of Shares on each Delivery Date pursuant to this Agreement, to pay all capital gains and other taxes due on such transfer.

          (f) To pay all duty, stamp or other issuance transfer or capital gains taxes (including any Greek stamp duty or stamp duty reserve tax) payable in connection with (i) the deposit with the Depositary of the Shares by the Selling Stockholder against the issuance of ADRs evidencing ADSs to be sold by the Selling Stockholder at each Delivery Date, (ii) the sale and delivery by the Selling Stockholder of such ADSs to or for the respective accounts of the International Managers and the U.S. Underwriters in the manner contemplated herein and in the U.S. Underwriting Agreement, respectively, (iii) the sale and delivery by the International Managers and the U.S. Underwriters of such ADSs to the initial purchasers thereof in the manner contemplated herein and in the U.S. Underwriting Agreement, respectively, and (iv) the execution and delivery by the Selling Stockholder of this Agreement, the U.S. Underwriting Agreement and the Custody Agreement.

          8. Expenses. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the ADSs and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statements and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statements as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus all as provided in this Agreement and the U.S. Underwriting Agreement; (d) the costs of producing and distributing this Agreement, the U.S. Underwriting Agreement, the Agreement Between U.S. Underwriters and International Managers, the Supplemental Agreement Among U.S. Underwriters, the Agreement Among International Managers and any other related documents in connection with the offering, purchase, sale and delivery of the ADSs; (e) the costs of delivering and distributing the Custody Agreement and the Power of Attorney; (f) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of sale of the ADSs; (g) any applicable listing or other fees; (h) the fees and expenses of qualifying the Shares and the ADSs under the securities laws of the several jurisdictions as provided in Section 6 (h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the International Managers); (i) the costs of issuing all of the Shares in the form of ADSs including fees and charges of the Depositary; (j) the costs of distributing the terms of agreement relating to the organization of the domestic underwriting syndicate and selling group to the members thereof by mail, telex or other means of communication; (k) all costs and expenses incident to the road show traveling and lodging expenses of the Company; (l) the costs of preparing ADR certificates evidencing the ADSs; (m) all expenses and fees in connection with the application for inclusion of the ADSs on the Nasdaq National Market System and LSE; (n) the costs and expenses of depositing any Shares under the Deposit Agreement against issuance of ADRs evidencing the ADSs; (o) the fees and expenses (including fees and disbursements of counsel) of the Depositary and any nominee or custodian appointed under the Deposit Agreement, other than the fees and expenses to be paid by holders of ADRs (except the U.S. Underwriters and the International Managers, in connection with the initial purchase of the
ADSs); (p) the fees and expenses of any Authorized Agent (as defined in Section 19 hereof); (q) the cost and charges of any transfer agent or registrar; (r) all stamp or other issuance or transfer taxes or governmental duties, if any, payable by the International Managers in connection with the offer and sale of the ADSs (including the Shares relating thereto) to the International Managers and by the International Managers to the initial purchasers thereof; and (s) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholder under this Agreement not otherwise specifically provided for in this Section, including without limitation, the fees and expenses of KPMG Peat Marwick Kyriacou, the Company's independent accountants, and the fees and expenses of Paul, Weiss, Rifkind, Wharton & Garrison, U.S. counsel to the Company, and Constantine Xydias & Partners, Greek counsel to the Company; provided that, except as provided in this Section 8 and in Section 13 the International Managers shall pay their own costs and expenses, including the costs and expenses of their counsel and the expenses of advertising any offering of the ADSs made by the International Managers, and the Selling Stockholder shall pay the fees and expenses of counsel for the Selling Stockholder, the Custodian (and any other attorney-in-fact), and all expenses and stamp duties and any transfer taxes payable in connection with its sales of ADSs to the U.S. Underwriters and International Managers and reimburse the Company for its pro rata share of the fees and expenses paid by the Company in connection with the offering of the ADSs.

          9. Conditions of International Managers Obligations. The respective obligations of the International Managers hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and the Selling Stockholder contained herein, to the performance by the Company and the Selling Stockholder of its obligations hereunder, and to each of the following additional terms and conditions:

          (a) The Rule 462(b) Registration Statement, if any, and the Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); no stop order suspending the effectiveness of any Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statements or the Prospectus or otherwise shall have been complied with.

          (b) No U.S. Underwriter or International Manager shall have discovered and disclosed to the Company or the Selling Stockholder on or prior to such Delivery Date that any of the Registration Statements or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Cahill Gordon & Reindel, U.S. counsel for the International Managers, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the U.S. Underwriting Agreement, the Custody Agreement, the Power of Attorney, the Deposit Agreement, the Registration Statements and the Prospectus, and all other legal matters relating to this Agreement, the U.S. Underwriting Agreement, the Custody Agreement, the Power of Attorney, the Deposit Agreement, the Registration Statements and the Prospectus and the transactions contemplated hereby and thereby shall be satisfactory in all material respects to counsel for the International Managers and the Company and the Selling Stockholder shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (d) (x) Constantine Xydias & Partners shall have furnished to the Lead Managers their written opinion, as Greek counsel to the Company, addressed to the International Managers and dated such Delivery Date, in form and substance reasonably satisfactory to the Lead Managers, to the effect that:

                (i) The Company and each of the Scheduled Entities has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the general affairs, management, financial position, stockholders' equity, results of operations, business or prospects of the Company, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged;

                (ii) The Company has no direct or indirect subsidiaries and the Company does not own, directly or indirectly, any equity interest or ownership interest in any entity;

                (iii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of Capital Stock of the Company (including the Shares underlying the ADSs being delivered on such Delivery Date) have been duly and validly authorized and issued, are fully paid and non-assessable, and conform to the description thereof contained in the Prospectus;

                (iv) The Shares to be issued and the ADSs to be sold by the Company to the Underwriters hereunder and under the U.S. Underwriting Agreement have been duly and validly authorized and, upon deposit as contemplated herein, in the U.S. Underwriting Agreement and in the Deposit Agreement and when the ADSs have been issued and delivered against payment therefor as provided herein and therein, will be duly and validly issued, fully paid and non-assessable; the Shares conform in all material respects to the descriptions thereof contained in the Prospectus; and no further approval or authority of the shareholders or the Board of Directors of the Company will be required for the issuance and sale of the ADSs or the deposit of the Shares as contemplated herein and in the Deposit Agreement;

                (v) There are no preemptive or other rights to subscribe for or to purchase, nor any obligations of the Company to issue, nor any restriction upon the voting or transfer of, Shares or ADSs pursuant to the Company's charter or by-laws or any agreement or other instrument governed by Greek law, regulation or order known to such counsel and the deposit of any such Shares pursuant to the Deposit Agreement will not give rise to any such preemptive or other rights, obligations or restrictions;

                (vi) The Company and each of the Scheduled Entities has good and marketable title in fee simple to all real property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and any of the Scheduled Entities; and all real property and buildings held under lease by the Company and each of the Scheduled Entities are held by it under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and any of the Scheduled Entities;

                (vii) There are no legal or governmental proceedings pending to which the Company or any of the Scheduled Entities is a party or of which any property or assets of the Company or any of the Scheduled Entities is the subject which, if determined adversely to the Company or any of the Scheduled Entities, as applicable, might have a material adverse effect on the general affairs, management, financial position, stockholders' equity, results of operations, business or prospects of the Company or any of the Scheduled Entities, as applicable; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                (viii) The Company has the requisite power, authority and legal right to enter into each of this Agreement, the U.S. Underwriting Agreement, the Deposit Agreement and the Custody Agreement and can perform its obligations hereunder and thereunder. This Agreement, the U.S. Underwriting Agreement, the Deposit Agreement and the Custody Agreement have each been duly authorized, executed and delivered by the Company. Each of the Deposit Agreement and the Custody Agreement is a legal, valid, binding and enforceable agreement of the Company;

                (ix) The issuance of the Shares by the Company and sale of the ADSs being delivered on such Delivery Date by the Company and the compliance by the Company with all of the provisions of this Agreement, the U.S. Underwriting Agreement, the Deposit Agreement and the Custody Agreement and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (B) the charter or by-laws of the Company or (C) any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets, other than in the case of clauses (A) and (C), such breaches or violations which, individually or in the aggregate, would not have or result in a material adverse effect on the general affairs, management, financial position, stockholders' equity, results of operations, business or prospects of the Company; and no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the U.S. Underwriting Agreement, the Deposit Agreement or the Custody Agreement by the Company and the consummation of the transactions contemplated hereby and thereby;

                (x) The statements in the Prospectus under the heading "Taxation -- Greek Taxation," "Business -- Regulation,"
          "Risk Factors -- Regulation," "Description of Share Capital," "Dividend Policy" and "Enforceability of Civil Liabilities," insofar as they describe Greek statutes, rules and regulations, or to provisions of documents therein described which are governed by Greek law are true and accurate in all material respects, and nothing has been omitted from such statements which would make the same misleading in any material respect;

                (xi) Upon payment for, and delivery of, the ADSs representing Shares to be sold by the Selling Stockholder and the Company under this Agreement and the U.S. Underwriting Agreement in accordance with the terms hereof and thereof, each U.S. Underwriter and International Manager who purchases such ADSs will acquire good and valid title to such ADSs free and clear of any liens, encumbrances, equities or adverse claims;

                (xii) All dividends and other distributions declared and payable by the Company in respect of the Shares may under current Greek laws and regulations be paid to shareholders or to the Depositary, as applicable, in Greek drachmae that may be converted into foreign currency and freely transferred out of the Republic of Greece without the necessity of obtaining any consents, approvals, authorizations, orders or clearances from or registering with any government agency or body of the Republic of Greece; and, except as set forth in the Prospectus, all such dividends and distributions made to holders of Shares will not be subject to Greek income, withholding or other taxes under Greek laws and regulations;

                (xiii) Except as disclosed in the Prospectus, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the International Managers to the Greek government or any political subdivision or taxing authority thereof or therein in connection with (i) the issuance of the Shares by the Company, (ii) the deposit of Shares with the Depositary against issuance of ADRs evidencing ADSs, (iii) the sale of the ADSs representing the Shares by the Company to the U.S. Underwriters in accordance with the U.S. Underwriting Agreement and to the International Managers in accordance with this Agreement, or (iv) the sale and delivery by the U.S. Underwriters and the International Managers of the ADSs to the initial purchasers thereof;

                (xiv) The Company and each of the Scheduled Entities owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademarks registrations, service mark registrations, copyrights and licenses necessary for the conduct of its business and such counsel has no reason to believe that the conduct of its business will conflict with, and has not received any notice of any claim of conflict with any such rights of others which, if such claim of conflict were sustained, would have a material adverse effect on the general affairs, management, financial position, stockholders' equity, results of operations, business or prospects of the Company;

                (xv) Except as set forth in the Prospectus, the Company and each of the Scheduled Entities owns, possesses or has obtained all Permits as are required to own its properties and to conduct its business; and the Company and each of the Scheduled Entities has fulfilled and performed in all material respects all of its obligations with respect to such Permits and no event has occurred, or as a result of the consummation of the transactions contemplated hereby would occur, which allows, or after notice or lapse of time or both would allow, revocation or termination thereof or results or would result in any other material impairment of the rights of the holder of any such Permit; none of such Permits contains any material limitation on the ability of the Company to own its respective properties or to conduct its business in the manner described in the Prospectus; and such counsel has no knowledge of a threatened revocation or modification relating to any such Permit and, to the best knowledge of such counsel, none of the Company and the Scheduled Entities has received any notice of any proceedings relating to the revocation or modification of any such Permit;

                (xvi) To the best knowledge of such counsel, no labor disturbance by the employees of the Company or any of the Scheduled Entities exists or is imminent which, individually or in the aggregate, would have a material adverse effect on the general affairs, management, financial position, stockholders' equity, results of operations, business or prospects of the Company;

                (xvii) Neither the Company nor any of its properties or assets has any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise);

                (xviii) To ensure the legality, validity, enforceability or admissibility into evidence of this Agreement, the U.S. Underwriting Agreement, the Deposit Agreement and the Custody Agreement in the Republic of Greece, it is not necessary that any such document be submitted into, filed or recorded with any court or other authority in the Republic of Greece or that any tax, imposition or charge be paid in the Republic of Greece on or in respect of any such document;

                (xix) The Greek courts will recognize and give effect to (a) the choice of the law of the State of New York ("New York law") as the law governing this Agreement, the U.S. Underwriting Agreement and the Deposit Agreement and (b) the provisions in this Agreement, the U.S. Underwriting Agreement, the Deposit Agreement and the Custody Agreement whereby the Company submits to the jurisdiction of any Federal or state court located in the in The City of New York (a "New York Court"); and the Company has the power to submit and has taken all necessary corporate action to submit to the jurisdiction of a New York Court;

                (xx) The Greek courts will recognize a final and conclusive judgment, subject to a review of the procedure pursuant to which such judgment was entered, against the Company for a definite amount by a New York Court in an action arising out of or in connection with this Agreement, the U.S. Underwriting Agreement, the Deposit Agreement and the Custody Agreement as creating a debt enforceable against the Company by the judgment creditor;

                (xxi) Neither the Company nor any of the Scheduled Entities (a) is in violation of its charter or by-laws, (b) to the best knowledge of such counsel after due inquiry, is in default in any material respect, and no event has occurred which, with notice or lapse of time or otherwise, would constitute such a default, in the due performance or observance of any material term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (c) to the best knowledge of such counsel after due inquiry, is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject; and

                (xxii) The transfer of 12,409,386 shares of Capital Stock of the Company on September 1, 1998 from Sotirios Papadopoulos, George Xanthopoulos and Socrates Eliades to Globecast Holdings Limited, Altavista Global Holdings Limited and Praxis Global Investments Limited does not violate any Greek statute, rule, law or regulation applicable to the Company and its shareholders.

     In rendering such opinion, such counsel may (i) state that their opinion is limited to matters governed by the laws of the Republic of Greece; and (ii) in giving the opinion referred to in Section 9(d)(x)(vi), state that no examination of record titles for the purpose of such opinion has been made, and that they are relying upon a general review of the titles of the Company, upon abstracts, reports and policies of title companies rendered or issued at or subsequent to the time of acquisition of such property by the Company, upon opinions of counsel to the lessors of such property and, in respect of matters of fact, upon certificates of officers of the Company, provided that such counsel shall state that they believe that both the International Managers and they are justified in relying upon such opinions, abstracts, reports, policies and certificates. Such counsel shall also have furnished to the Lead Managers a written statement, addressed to the International Managers and dated such Delivery Date, in form and substance satisfactory to the Lead Managers, to the effect that (x) such counsel has acted as counsel to the Company on a regular basis, has acted as counsel to the Company in connection with previous financing transactions and has acted as counsel to the Company in connection with the preparation of the Registration Statements, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead them to believe that the Registration Statements, as of their respective Effective Dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements or the Prospectus except for the statements made in the Prospectus under the captions "Enforceability of Civil Liabilities," "Risk Factors -- Regulation," "Business -- Regulation," "Description of Share Capital," "Dividend Policy" and "Taxation -- Greek Taxation," insofar as such statements relate to the Shares and concern legal matters.

          (y) Paul, Weiss, Rifkind, Wharton & Garrison, New York, New York, shall have furnished to the Lead Managers their written opinion as U.S. counsel to the Company, addressed to the International Managers and dated such Delivery Date, in form and substance reasonably satisfactory to the Lead Managers, to the effect that:

                (i) Such counsel has been advised orally by the staff of the Commission that the Registration Statements have been declared effective under the Securities Act as of the date and time specified in such opinion. The Prospectus has been filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein. Such counsel has been advised orally by the staff of the Commission that no stop order suspending the effectiveness of any of the Registration Statements has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                (ii) The Registration Statements and the Prospectus and any further amendments or supplements thereto made by the Company prior to such Delivery Date (other than the financial statements, financial statement schedules and other financial and statistical data included or omitted from it, as to which such counsel need express no opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations (other than the financial statements, financial statement schedules and other financial and statistical data included or omitted from it, as to which such counsel need express no opinion) and, when they were filed with the Commission, appear on their face to be appropriately responsive in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (for purposes of the opinion in this clause (ii), such counsel may assume that the statements made in the Registration Statements and Prospectus are complete and correct);

                (iii) The statements contained in the Prospectus under the caption "Description of American Depository Receipts" insofar as such statements purport to constitute a summary of the terms of the Deposit Agreement, ADSs and ADRs, and under the caption "Taxation -- United States Taxation," insofar as they purport to constitute a summary of federal statutes, rules and regulations, constitute a fair summary of the matters described under that caption in all material respects;

                (iv) Such counsel does not have any knowledge of any contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statements by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statements or incorporated therein by reference as permitted by the Rules and Regulations;

                (v) Such counsel does not have knowledge of any legal or governmental proceedings pending to which the Company is a party or of which any property or asset of the Company is the subject which, if determined adversely to the Company, would have a material adverse effect on the general affairs, management, financial position, stockholders' equity, results of operations, business or prospects of the Company; and, to such counsel's knowledge, no such proceedings are overtly threatened by governmental authorities or overtly threatened by others;

                (vi) Upon the due and valid issuance by the Depositary of ADRs evidencing ADSs against deposit of Shares in respect thereof and against payment therefor in accordance with the provisions of this Agreement, the U.S. Underwriting Agreement and the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified in the ADRs and in the Deposit Agreement;

                (vii) Each of the Deposit Agreement and the Custody Agreement is a legal, valid, binding and enforceable agreement of the Company;

                (viii) The Deposit Agreement, the ADRs and the ADSs conforms in all material respects to the description thereof contained in the Prospectus;

                (ix) The issue of the Shares and sale of the ADSs being delivered on such Delivery Date by the Company and the compliance by the Company with all of the provisions of this Agreement and the U.S. Underwriting Agreement and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel and governed by U.S. law to which the Company is a party or by which the Company is bound or to which any of the properties or assets of the Company is subject or (B) any U.S. federal or New York State statute or any order, rule or regulation known to such counsel of any court or governmental agency or body in or of the United States or any state or other political subdivision thereof having jurisdiction over the Company or any of their properties or assets, other than such breaches or violations which, individually or in the aggregate, would not have or result in a material adverse effect on the general affairs, management, financial position, stockholders' equity, results of operations, business or prospects of the Company, in each case which in such counsel's experience are normally applicable to the transactions of the type contemplated by this Agreement; and, except for the registration of the Shares and the ADSs under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Shares and the ADSs by the U.S. Underwriters and the International Managers, no consent, approval, authorization or order of, or filing or registration with, any such U.S. court or governmental agency or body, which has not been obtained, taken or made (other than as required by any state securities laws, as to which no opinion is expressed), is required for the execution, delivery and performance of this Agreement or the U.S. Underwriting Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby;

                (x) The Company is not, and after giving effect to the offering and sale of the ADSs and the application of the proceeds therefrom will not be required to be registered as an "investment company" within the meaning of such terms under the United States Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

                (xi) Based upon the nature of the Company's business and the current ownership of the Company's shares taking into account the offering and sale of the ADSs, the Company does not expect to be a "foreign personal holding company" as defined in Section 552 of the United States Internal Revenue Code of 1986, as amended (the "Code").

                (xii) Such counsel does not have knowledge of any contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statements or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act; and

                (xiii) Assuming that the Company has duly authorized and executed this Agreement and has full power and authority and legal right to enter into and perform its obligations hereunder under Greek laws, under the laws of the State of New York relating to submission to jurisdiction, the Company has, pursuant to Section 19 of this Agreement, validly and irrevocably submitted to the personal jurisdiction of any New York State or U.S. federal court located in the Borough of Manhattan, New York, New York, in any action arising out of or related to this Agreement, has validly and irrevocably waived any objections to the venue of a proceeding in any such court, and has validly and irrevocably appointed CT Corporation System as its authorized agent for the purpose described in Section 19 of this Agreement; and service of process effected in the manner set forth in
     Section 19 of this Agreement will be effective to confer personal jurisdiction over the Company in any such action.

In rendering such opinion, such counsel may (i) state that their opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the State of New York and (ii) rely (to the extent such counsel deems proper and specifies in their opinion), as to matters involving the application of the laws of the Republic of Greece, upon the opinion of other counsel of good standing, provided that such other counsel is satisfactory to counsel for the International Managers and furnishes a copy of its opinion to the Lead Managers. Such counsel shall also have furnished to the Lead Managers a written statement, addressed to the International Managers and dated such Delivery Date, in form and substance satisfactory to the Lead Managers, to the effect that (x) such counsel has acted as U.S. counsel to the Company on a regular basis (although the Company is also represented by its Greek Counsel), has acted as counsel to the Company in connection with previous financing transactions and has acted as counsel to the Company in connection with the preparation of the Registration Statements, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead them to believe that the Registration Statements, as of their respective Effective Dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements or the Prospectus except for the statements made in the Prospectus under the captions "Description of American Depositary Receipts"

"Taxation -- United States Taxation," insofar as such statements concern legal matters.

          (e) (x) Constantine Xydias and Partners shall have furnished to the Lead Managers their written opinion, as Greek counsel to the Selling Stockholder, addressed to the International Managers and dated such Delivery Date, in form and substance satisfactory to the Lead Managers, to the effect that:

                (i) Such Selling Stockholder has full right, power and authority to enter into this Agreement, the U.S. Underwriting Agreement, the Power of Attorney and the Custody Agreement; the execution, delivery and performance of this Agreement, the U.S. Underwriting Agreement, the Power of Attorney and the Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such actions result in any violation of any Greek statute or any order, rule or regulation known to such counsel of any court or governmental agency or body in the Republic of Greece having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder; and no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body in the Republic of Greece is required for the execution, delivery and performance of this Agreement, the U.S. Underwriting Agreement, the Power of Attorney or the Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby;

                (ii) This Agreement and the U.S. Underwriting Agreement have each been duly authorized, executed and delivered by or on behalf of the Selling Stockholder;

                (iii) A Power-of-Attorney and a Custody Agreement have each been duly authorized, executed and delivered by the Selling Stockholder and constitute valid and binding agreements of the Selling Stockholder, enforceable in accordance with their respective terms;

                (iv) Immediately prior to such Delivery Date, the Selling Stockholder had good and valid title to the ADSs to be sold by the Selling Stockholder under this Agreement and the U.S. Underwriting Agreement, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver such ADSs to be sold by the Selling Stockholder hereunder;

                (v) Good and valid title to the ADSs to be sold by the Selling Stockholder under this Agreement and the U.S. Underwriting Agreement, free and clear of all liens, encumbrances, equities or claims, has been transferred to each of the several U.S. Underwriters and the International Managers;

                (vi) To the knowledge of such counsel, neither the Selling Stockholder nor any of its properties or assets has any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise);

                (vii) To ensure the legality, validity, enforceability or admissibility into evidence of this Agreement, the U.S. Underwriting Agreement, the Custody Agreement and the Power of Attorney in the Republic of Greece, it is not necessary that any such document be submitted into, filed or recorded with any court or other authority in the Republic of Greece or that any tax, imposition or charge be paid in the Republic of Greece on or in respect of any such document;

                (viii) The Greek courts will recognize and give effect to (a) the choice of the law of the State of New York ("New York law") as the law governing this Agreement, the U.S. Underwriting Agreement, the Custody Agreement and the Power of Attorney and (b) the appointment by the Selling Stockholder of CT Corporation System, 1633 Broadway, New York, New York 10019, as its agent to receive service of process in the United States of America under this Agreement, the U.S. Underwriting Agreement, the Custody Agreement and the Power of Attorney and to the provisions in this Agreement, the U.S. Underwriting Agreement, the Custody Agreement and the Power of Attorney whereby the Selling Stockholder submits to the jurisdiction of any Federal or state court located in The City of New York (a "New York Court"); and the Selling Stockholder has the power to submit and has taken all necessary corporate action to submit to the jurisdiction of a New York Court; and

                (ix) The Greek courts will recognize a final and conclusive judgment, subject to a review of the procedure pursuant to which such judgment was entered, against the Selling Stockholder for a definite amount by a New

          York Court in an action arising out of or in connection with this Agreement, the U.S. Underwriting Agreement, the Custody Agreement and the Power of Attorney as creating a debt enforceable against the Selling Stockholder by the judgment creditor.

     In rendering such opinion, such counsel may (i) state that their opinion is limited to matters governed by the laws of the Republic of Greece and (ii) in rendering the opinion in Section 9(e)(x)(iv) above, rely upon a certificate of the Selling Stockholder in respect of matters of fact as to ownership of and liens, encumbrances, equities or claims on the Shares underlying the ADSs sold by the Selling Stockholder, provided that such counsel shall furnish copies thereof to the Lead Managers and state that they believe that both the International Managers and they are justified in relying upon such certificate. The foregoing opinion may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus.

          (y) Paul, Weiss, Rifkind, Wharton & Garrison, New York, New York, shall have furnished to the Lead Managers their written opinion, as U.S. counsel to the Selling Stockholder, addressed to the International Managers and dated such Delivery Date, in form and substance satisfactory to the Lead Managers, to the effect that:

                (i) The Selling Stockholder has full right, power and authority to enter into this Agreement, the U.S. Underwriting Agreement, the Custody Agreement and the Power of Attorney; the execution, delivery and performance of this Agreement and the U.S. Underwriting Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the properties or assets of the Selling Stockholder is subject or (B) any U.S. Federal or New York statute or any order, rule or regulation known to such counsel of any court or governmental agency or body in or of the United States or any state or other political subdivision thereof having jurisdiction over the Selling Stockholder or the properties or assets of the Selling Stockholder, other than such breaches or violations which, individually or in the aggregate, would not have or result in a material adverse effect on the general affairs, management, financial position, stockholders' equity, results of operations, business or prospects of the Company, in each case which in such counsel's experience are normally applicable to the transactions of the type contemplated by this Agreement except for such conflicts, breaches, violations or defaults as would not have a material adverse effect on the Selling Stockholder or on its ability to perform its obligations hereunder and under the U.S. Underwriting Agreement on a timely basis; and, except for the registration of the Shares and the ADSs under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable U.S. state or foreign securities laws in connection with the purchase and distribution by the U.S. Underwriters and the International Managers, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body, which has not been obtained, taken or made (other than as required by any state securities laws, as to which no opinion is expressed), is required for the execution, delivery and performance of this Agreement, the U.S. Underwriting Agreement, the Power of Attorney or the Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby;

                (ii) Each of this Agreement, the U.S. Underwriting Agreement, the Custody Agreement and the Power of Attorney has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder in accordance with the laws of the State of New York and constitute legal, valid and binding obligations of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with their terms;

                (iii) Upon payment for, and delivery of, the ADSs representing the Shares to be sold by the Selling Stockholder under this Agreement and the U.S. Underwriting Agreement in accordance with the terms hereof and thereof, each U.S. Underwriter and International Manager who purchases such ADSs in good faith and without notice of any lien, encumbrance, equity or other adverse claim (within the meaning of the Uniform Commercial Code as in effect in the State of New York) will acquire good and valid title to such ADSs free and clear of any such liens, encumbrances, equities or adverse claims; and

                (iv) The Selling Stockholder has, pursuant to, and to the extent contemplated by, Section 19 of this Agreement, validly and irrevocably submitted to the personal jurisdiction of any New York State or U.S. federal court located in the Borough of Manhattan, New York, New York, in any action arising out of or related to this Agreement, has validly and irrevocably waived any objections to the venue of a proceeding in any such court, and has validly and irrevocably appointed CT Corporation System as authorized agent for the purpose described in
          Section 19 of this Agreement and service of process effected in the manner set forth in Section 19 of this Agreement will be effective to confer personal jurisdiction over the Selling Stockholder in any such action.

In rendering such opinion, such counsel may state that their opinion is limited to matters governed by the Federal laws of the United States of America. The foregoing opinion may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements or the Prospectus.

          (f) Emmet, Marvin & Martin shall have furnished the Lead Managers their written opinion, as counsel to the Depository, addressed to the International Managers and dated such Delivery Date, in form and substance satisfactory to the Lead Managers, to the effect that:

                (i) the Depositary has the requisite power, authority and legal right to enter into and carry out the terms of the Deposit Agreement;

                (ii) the Deposit Agreement has been duly authorized, executed and delivered by the Depositary and, assuming due authorization, execution and delivery of the Deposit Agreement by the Company, constitutes a legal, valid and binding obligation of the Depositary enforceable in accordance with its terms;

                (iii) upon the issuance by the Depositary of ADRs evidencing ADSs against the deposit of Shares in accordance with the provisions of the Deposit Agreement (assuming such Shares were, at the time of such deposit, (a) duly authorized and validly issued, fully paid and non-assessable and (b) registered in compliance with the Securities
          Act), such ADRs will be duly and validly issued and will entitle the holder thereof to the rights specified therein and in the Deposit Agreement; and

                (iv) the ADS Registration Statement has been declared effective under the Securities Act and, to the best of such counsel's knowledge, neither such counsel nor any officer of The Bank of New York has received a stop order suspending the effectiveness of the ADS Registration Statement or any part thereof and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, and the ADS Registration Statement, and each amendment, as of their respective effective dates, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations.

In rendering such opinion, such counsel may state that their opinion is limited to the laws of the State of New York.

          (g) The Lead Managers shall have received from Cahill Gordon & Reindel, U.S. counsel for the International Managers, and from Moratis, Petropoulos, Passas, Greek Counsel to the International Managers, such opinions, dated such Delivery Date, with respect to the issuance and sale of the Shares, the Registration Statements, the Prospectus and other related matters as the Lead Managers may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (h) At the time of execution of this Agreement, the Lead Managers have received from KPMG Peat Marwick Kyriacou a letter, in form and substance satisfactory to the Lead Managers, addressed to the International Managers and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

          (i) With respect to the letter of KPMG Peat Marwick Kyriacou referred to in the preceding paragraph and delivered to the Lead Managers, concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Lead Managers a letter (the "bring-down letter") of such accountants, addressed to the International Managers and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

          (j) The Company shall have furnished to the Lead Managers a certificate, dated such Delivery Date, of its Chairman of the Board and Chief Executive Officer, its Executive Vice President and Chief Operating Officer, and its Chief Financial Officer stating that:

                (i) The representations, warranties and agreements of the Company in Section 1 are true and correct as of such Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 9(a) and 9(l) have been fulfilled; and

                (ii) They have carefully examined the Registration Statements and the Prospectus and, in their opinion, (A) as of their respective Effective Dates, the Registration Statements and the Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since their respective Effective Dates no event has occurred which should have been set forth in a supplement or amendment to the Registration Statements or the Prospectus.

          (k) The Selling Stockholder (or the Custodian or one or more attorneys-in-fact on behalf of the Selling Stockholders) shall have furnished to the Lead Managers on the First Delivery Date a certificate, dated the First Delivery Date, signed by, or on behalf of, the Selling Stockholder (or the Custodian or one or more attorneys-in-fact) stating that the representations, warranties and agreements of the Selling Stockholder contained herein are true and correct as of the First Delivery Date and that the Selling Stockholder has complied with all agreements contained herein to be performed by the Selling Stockholder at or prior to the First Delivery Date.

          (l) (i) The Company shall not have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or
(ii), is, in the judgment of the Lead Managers, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the ADSs being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

          (m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, Nasdaq National Market System, LSE or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by U.S. Federal or state or Greek authorities, (iii) the United States or the Republic of Greece shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or the Republic of Greece or there shall have been a declaration of a national emergency or war by the United States or the Republic of Greece, (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions or in currency exchange rates, taxation, exchange controls or foreign investment regulations (or the effect of international conditions on the financial markets in the United States or the Republic of Greece shall be such) as to make it, in the judgment of a majority in interest of the several International Managers, impracticable or inadvisable to proceed with the public offering or delivery of the ADSs being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

          (n) The ADSs shall have been approved for listing on LSE, subject only to official notice of issuance and evidence of satisfactory distribution. The ADSs shall have been approved for inclusion in the Nasdaq National Market System, subject only to official notice of issuance and evidence of satisfactory distribution.

          (o) The closing under the U.S. Underwriting Agreement shall have occurred concurrently with the closing hereunder on the First Delivery Date.

          (p) The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

          (q) The Company and the Depositary shall have executed and delivered the Deposit Agreement (in form and substance satisfactory to the Lead Managers) and the Deposit Agreement shall then be in full force and effect.

          (r) The Depositary shall have furnished to the Lead Managers a certificate, dated such Delivery Date, of one of its authorized officers in a form satisfactory to the Lead Managers.

          (s) The Company and the Selling Stockholder shall have furnished to the Lead Managers such further information, certificates and documents as the Lead Managers may reasonably request.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the International Managers.

          10.  Indemnification and Contribution.

          (a) The Company shall indemnify and hold harmless each International Manager, its officers and employees and each person, if any, who controls any International Manager within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of ADSs), to which that International Manager, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Registration Statement or the Prospectus or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in any Preliminary Prospectus, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or
(iii) any act or failure to act or any alleged act or failure to act by any International Manager in connection with, or relating in any manner to, the ADSs or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such International Manager through its gross negligence or willful misconduct), and shall reimburse each International Manager and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that International manager, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such International Manager furnished to the Company through the Lead Managers by or on behalf of any International Manager specifically for inclusion therein which information consists solely of the information specified in Section 10(f). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any International Manager or to any officer, employee or controlling person of that International Manager.

          (b) The Selling Stockholder shall indemnify and hold harmless each International Manager, its officers and employees, and each person, if any, who controls any International Manager within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which that International Manager, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Prospectus, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each International Manager, its officers and employees and each such controlling person for any legal or other expenses reasonably incurred by that International Manager, its officers and employees or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that (i) the Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information concerning such International Manager furnished to the Company through the Lead Managers by or on behalf of any International Manager specifically for inclusion therein which information consists solely of the information specified in Section 10(f) and (ii) the obligations of the Selling Stockholder under this Section 10(b) shall not exceed the amount of net proceeds (after deducting underwriting discounts and commissions but before deducting expenses) received by such Selling Stockholder from the offering of ADSs purchased under this Agreement. The foregoing indemnity agreement is in addition to any liability which the Selling Stockholder may otherwise have to any International Manager or any officer, employee or controlling person of that International Manager.

          (c) Each International Manager, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, any Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such International Manager furnished to the Company through the Lead Manager by or on behalf of that International Manager specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any International Manager may otherwise have to the Company or any such director, officer, employee or controlling person.

          (d) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Lead Managers shall have the right to employ counsel to represent jointly the Lead Managers and those other International Managers and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the International Managers against the Company, any Selling Stockholder under this Section 10 if, in the reasonable judgment of the Lead Managers, it is advisable for the Lead Managers and those International Managers, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company or Selling Stockholder. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          In the event that the indemnified parties are entitled to seek indemnity or contribution hereunder against any loss, claim, damage, liability or action incurred with respect to a final judgment from a trial court then, as a precondition to any indemnified party obtaining indemnification or contribution from the Selling Stockholder, the indemnified parties shall first obtain a final judgment from a trial court that such indemnified parties are entitled to indemnity or contribution under this Agreement with respect to such loss, claim, damage, liability or action (the "Final Judgment") from the Company and the Selling Stockholder and shall seek to satisfy such Final Judgment in full from the Company by making a written demand upon the Company for such satisfaction. Only in the event such Final Judgment shall remain unsatisfied in whole or in part 30 days following the date of receipt by the Company of such demand shall any indemnified party have the right to take action to satisfy such Final Judgment by making demand directly on the Selling Stockholder (but only if and to the extent the Company has not already satisfied such Final Judgment, whether by settlement, release or otherwise). The indemnified parties may exercise this right to first seek to obtain payment from the Company and thereafter obtain payment from the Selling Stockholder without regard to the pursuit by any party of its rights to the appeal of such Final Judgment. The indemnified parties shall, however, be relieved of their obligation to first obtain a Final Judgment, seek to obtain payment from the Company with respect to such Final Judgment or, having sought such payment, to wait such 30 days after failure by the Company to immediately satisfy such Final Judgment if (i) the Company files a petition for relief under the United States Bankruptcy Code or any similar foreign law relating to relief of debtors ("Bankruptcy Law"), (ii) an order for relief is entered against the Company in an involuntary case under any Bankruptcy Law, (iii) the Company makes an assignment for the benefit of its creditors or (iv) any court orders or approves the appointment of a receiver or custodian for the Company or a substantial portion of its assets. The foregoing provisions of this paragraph are not intended to require any indemnified party to obtain a Final Judgment against the Company or the Selling Stockholder before obtaining reimbursement of expenses pursuant to this Section 10.

          (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b) or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the International Managers on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder on the one hand and the International Managers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the International Managers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the ADSs purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholder, on the one hand, and the total underwriting discounts and commissions received by the International Managers with respect to the ADSs purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the ADSs under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the International Managers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholder and the International Managers agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation (even if the International Managers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof referred to above in this Section shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), no International Manager shall be required to contribute any amount in excess of the amount by which the total price at which the ADSs underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The International Managers' obligations to contribute as provided in this Section 10 (e) are several in proportion to their respective underwriting obligations and not joint.

          (f) The International Managers severally confirm and the Company acknowledges that the statements with respect to the public offering of the ADSs set forth on the cover page of, the legend concerning over-allotments on the inside front cover page of and the concession and reallowance figures appearing under the caption "Underwriting" in, the Prospectus are correct and constitute the only information concerning such International Managers furnished in writing to the Company by or on behalf of the International Managers specifically for inclusion in the Registration Statement and the Prospectus.

          11. Defaulting International Managers. If, on any Delivery Date, any International Manager defaults in the performance of its obligations under this Agreement, the remaining non-defaulting International Managers shall be obligated to purchase the ADSs which the defaulting International Manager agreed but failed to purchase on such Delivery Date in the respective proportions which the number of the Firm Shares set opposite the name of each remaining non-defaulting International Manager in Schedule 1 hereto bears to the total number of Firm Shares set opposite the names of all the remaining non-defaulting International Managers in Schedule 1 hereto; provided, however, that the remaining non-defaulting

International Managers shall not be obligated to purchase any of the ADSs on such Delivery Date if the total number of ADSs which the defaulting International Manager or International Managers agreed but failed to purchase on such date exceeds 9.09% of the total number of ADSs to be purchased on such Delivery Date, and any remaining non-defaulting International Manager shall not be obligated to purchase more than 110% of the number of ADSs which it agreed to purchase on such Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting International Managers, or those other underwriters satisfactory to the Lead Managers who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the ADSs to be purchased on such Delivery Date. If the remaining International Managers or other underwriters satisfactory to the Lead Managers do not elect to purchase the ADSs which the defaulting International Manager or International Managers agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the International Managers to purchase, and of the Company to sell, the Option Shares) shall terminate without liability on the part of any non-defaulting International Manager or the Company or the Selling Stockholder, except that the Company and the Selling Stockholder will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 13. As used in this Agreement, the term "International Manager " includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this
Section 11, purchases Firm Shares which a defaulting International Manager agreed but failed to purchase.

          Nothing contained herein shall relieve a defaulting International Manager of any liability it may have to the Company and the Selling Stockholder for damages caused by its default. If other underwriters are obligated or agree to purchase the ADSs of a defaulting or withdrawing International Manager, either the Lead Managers or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the International Managers may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

          12. Termination. The obligations of the International Managers hereunder may be terminated by the Lead Managers by notice given to and received by the Company and the Selling Stockholder prior to delivery of and payment for the ADSs if, prior to that time, any of the events described in Sections 9(l) or 9(n), shall have occurred or if the International Managers shall decline to purchase the ADSs for any reason permitted under this Agreement.

          13. Reimbursement of International Managers' Expenses. If either the Company or the Selling Stockholder shall fail to deposit the Shares pursuant to the terms of the Deposit Agreement and tender the ADSs for delivery to the International Managers by reason of any failure, refusal or inability on the part of the Company or the Selling Stockholder to perform any agreement on its part to be performed, or if any other condition of the International Managers' obligations hereunder required to be fulfilled by the Company or the Selling Stockholder is not fulfilled, the Company and the Selling Stockholder will reimburse the International Managers for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the International Managers in connection with this Agreement and the proposed purchase of the ADSs, and upon demand the Company and the Selling Stockholders shall pay the full amount thereof to the Lead Managers. If this Agreement is terminated pursuant to
Section 11 by reason of the default of one or more International Managers, neither the Company nor the Selling Stockholder shall be obligated to reimburse any defaulting International Manager on account of those expenses.

          14. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to the International Managers, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers International (Europe), One Broadgate, London EC2M 7HA, Attention: Syndicate Department (Fax: 011-44-171-260-2999), with a copy, in the case of any notice pursuant to Section 11 (d), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 3 World Financial Center, 10th Floor, New York, NY 10285;

          (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Theodore Kyriakou (Fax: 011 301 683-
     4416);

          (c) if to the Selling Stockholder, shall be delivered or sent by mail, telex or facsimile transmission to the Selling Stockholder at the address set forth on Schedule 2 hereto;

provided, however, that any notice to an International Manager pursuant to
Section 10(d) shall be delivered or sent by mail, telex or facsimile transmission to such International Manager at its address set forth in its acceptance telex to the Lead Managers, which address will be supplied to any other party hereto by the Lead Managers upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Stockholder shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the International Managers by Lehman Brothers International (Europe) on behalf of the Lead Managers and the Company and the International Managers shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Selling Stockholder by the Custodian. Nothing in this section shall be deemed to constitute consent to the manner and address for service of process in connection with any legal proceeding (including litigation arising out of or in connection with this Agreement), which service shall be effected as required by Section 19.

          15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the International Managers, the Company, the Selling Stockholder and their personal representatives and respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the Selling Stockholder contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any International Manager within the meaning of Section 15 of the Securities Act and for the benefit of each U.S. Underwriter (and controlling persons thereof) who offers or sells any ADSs in accordance with the terms of the Agreement Between U.S. Underwriters and International Managers and (B) the indemnity agreement of the International Managers contained in Section 10(c) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 16, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          16. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Selling Stockholder and the International Managers contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the ADSs and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          17. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

          18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          19. Consent to Jurisdiction. Each party irrevocably agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New

York in each case located in the Borough of Manhattan in the City of New York (collectively, the "Specified Courts"), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. The parties further agree that service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any lawsuit, action or other proceeding brought in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in the Specified Courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the United States hereby irrevocably appoints CT Corporation System, which currently maintains a New York City office at 1633 Broadway, New York, New York 10019, United States of America, as its agent to receive service of process or other legal summons for purposes of any such action or proceeding that may be instituted in any state or federal court in the City and State of New York.

          20. Entire Agreement. This Agreement contains that entire agreement with respect to the subject matter hereof and supersedes any prior agreement, arrangement or understanding among the International Managers, the Selling Stockholder and the Company with respect to the subject matter hereto. This Agreement also supersedes in its entirety the Engagement Letter, dated [ ], by and between the International Managers and the Company.

          21. Judgment Currency. (a) Each of the Company and the Selling Stockholder severally agrees to indemnify each International Manager, its officers and employees and each person, if any, who controls any International Manager within the meaning of Section 15 of the Securities Act, (b) each of the Selling Stockholder and each International Manager severally, severally agrees to indemnify the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, and (c) each International Manager severally, and the Company, severally agrees to indemnify the Selling Stockholder, in each case against any loss incurred, as incurred, as a result of any judgment being given in connection with this Agreement, the Prospectus or the Registration Statement for which indemnification is provided by such person pursuant to Section 10 of this Agreement and any such judgment or order being paid in a currency (the "Judgment Currency") other than U.S. dollars as a result of any variation as between (i) the spot rate of exchange in New York at which the Judgment Currency would have been convertible into U.S. dollars as of the date such judgment or order is entered, and (ii) the spot rate of exchange at which the indemnified party is first able to purchase U.S. dollars with the amount of the Judgment Currency actually received by the indemnified Party. If, alternatively, the indemnified party receives a profit as a result of such currency conversion, it will return any such profits to the indemnifying party (after taking into account any taxes or other costs arising in connection with such conversion and repayment). The foregoing indemnity shall constitute a separate and independent, several and not joint, obligation of the Company, the International Managers and the Selling Stockholder and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

          22. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          23. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing correctly sets forth the agreement among the Company, the Selling Stockholder and the International Managers, please indicate your acceptance in the space provided for that purpose below.

                              Very truly yours,

                              ANTENNA TV S.A.

                              By: _______________________
                                  Name:
                                  Title:

                              By: _______________________
                                  Name:
                                  Title:

                              SOCRATES ELIADES

                              By: _______________________
                                  Name:
                                  Title:

Accepted:

LEHMAN BROTHERS INTERNATIONAL (EUROPE)
BT ALEX. BROWN INTERNATIONAL, a division
 of Bankers Trust International PLC
SALOMON BROTHERS INTERNATIONAL LIMITED

For themselves and as Lead Managers of the several International Managers named in Schedule 1 hereto

By  LEHMAN BROTHERS INTERNATIONAL (EUROPE)


By _________________________
   Authorized Representative

                                   SCHEDULE 1


INTERNATIONAL MANAGERS                                          Number of ADSs
----------------------                                          --------------

Lehman Brothers International (Europe)..................

BT Alex. Brown International, a division of
 Bankers Trust International PLC........................

Salomon Brothers International Limited..................



Total:                                                           ___________

                                                                 ===========

                                   SCHEDULE 2



Name and address of Selling Stockholder                         Number of ADSs
---------------------------------------                         ==============


Socrates Eliades

Total.........................................                 ================

                                   SCHEDULE A



                               SCHEDULED ENTITIES

1.  Pacific Broadcast Distribution Ltd.

2.  Audiotex S.A.

3.  Antenna R.T. Enterprises S.A.

4.  Antenna Spoudastiki Ltd.

                                                               Form of Lock-Up A
                                                         (for Theodore Kyriakou,
                                                              Xenophon Kyriakou,
                                                                Athina Kyriakou,
                                                     Globecast Holdings Limited,
                                               Altavista Global Holdings Limited
                                                                             and
                                              Praxis Global Investments Limited)

                            LOCK-UP LETTER AGREEMENT

LEHMAN BROTHERS INTERNATIONAL (EUROPE)
BT ALEX. BROWN INTERNATIONAL, a division of
 Bankers Trust International PLC
SALOMON BROTHERS INTERNATIONAL LIMITED
As Lead Managers of the
 several International Underwriters
c/o LEHMAN BROTHERS INTERNATIONAL (EUROPE)
One Broadgate
London EC2M 7HA

Ladies and Gentlemen:

          The undersigned understands that you and certain other firms propose to enter into an Underwriting Agreement (the "Underwriting Agreement") providing for the purchase by you and such other firms (the "Underwriters") of shares of capital stock, nominal value GRD 100 per share (the "Capital Stock"), of Antenna TV S.A. (the "Company") and that the Underwriters propose to reoffer the Shares to the public (the "Offering").

          In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers International (Europe), the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Capital Stock (including, without limitation, Capital Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Capital Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Capital Stock owned by the undersigned on the date of execution of this Lock-Up Letter Agreement or on the date of the completion of the Offering, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Capital Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Capital Stock or other securities, in cash or otherwise, in each case for a period of 180 days after the date of the final Prospectus relating to the Offering; provided, however, that the foregoing provision shall not apply to (A) transfers by way of testate or intestate succession or by operation of law, (B) transfers to members of the immediate family of the undersigned or to a trust, partnership, limited liability company or other entity, all of the beneficial interests of which are held by the undersigned, (C) transfers to charitable institutions for no consideration or (D) transfers by the undersigned to the prior registered holders of such shares which transfers in the opinion of counsel to the Company reasonably acceptable to Lehman Brothers International (Europe) are legally necessary in order for the Company to be in compliance with applicable Greek media laws; and provided, further, in the case of transfers pursuant to clauses
(A), (B), (C) or (D), the transferee shall have agreed to be bound by the restrictions in this paragraph.

          In furtherance of the foregoing, the Company and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

          It is understood that, if the Company notifies you that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the ADRs evidencing the ADSs, we will be released from our obligations under this Lock-Up Letter Agreement.

          The undersigned understands that the Company, the Underwriters and the Stockholder selling ADSs in the Offering will proceed with the offering in reliance on this Lock-Up Letter Agreement.

          The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                    Very truly yours,

                                    [NAME OF SHAREHOLDER]


                                    By __________________________
                                       Name:
                                       Title:
Dated:  ____________________

                                                               Form of Lock-Up B
                                                            (for Minos Kyriakou,
                                                             Holnest Investments
                                                          Limited and Efstathios
                                                                 Gourdomichalis)

                            LOCK-UP LETTER AGREEMENT

LEHMAN BROTHERS INTERNATIONAL (EUROPE)
BT ALEX. BROWN INTERNATIONAL, a division
 of Bankers Trust International PLC
SALOMON BROTHERS INTERNATIONAL LIMITED
As Lead Managers of the
 several International Managers
c/o LEHMAN BROTHERS INTERNATIONAL (EUROPE)
One Broadgate
London EC2M 7HA

Ladies and Gentlemen:

          The undersigned understands that you and certain other firms propose to enter into an Underwriting Agreement (the "Underwriting Agreement") providing for the purchase by you and such other firms (the "Underwriters") of shares of capital stock, nominal value GRD 100 per share (the "Capital Stock"), of Antenna TV S.A. (the "Company") and that the Underwriters propose to reoffer the Shares to the public (the "Offering").

          In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers International (Europe), the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Capital Stock (including, without limitation, Capital Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Capital Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Capital Stock owned by the undersigned on the date of execution of this Lock-Up Letter Agreement or on the date of the completion of the Offering, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Capital Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Capital Stock or other securities, in cash or otherwise, in each case for a period of 180 days after the date of the final Prospectus of the Offering; provided, however, that the foregoing provisions shall not apply to (A) transfers by way of testate or intestate succession or by operation of law, (B) transfers to members of the immediate family of the undersigned or to a trust, partnership, limited liability company or other entity, all of the beneficial interests of which are held by the undersigned or (C) transfers to charitable institutions for no consideration; and provided, further, that in the case of transfers pursuant to clauses (A), (B) or (C), the transferee shall have agreed to be bound by the restrictions in this paragraph.

          In furtherance of the foregoing, the Company and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

          It is understood that, if the Company notifies you that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the ADRs evidencing the ADSs, we will be released from our obligations under this Lock-Up Letter Agreement.

          The undersigned understands that the Company, the Underwriters and the Stockholder selling ADSs in the Offering will proceed with the offering in reliance on this Lock-Up Letter Agreement.

          The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                    Very truly yours,

                                    [NAME OF SHAREHOLDER]


                                    By ________________________
                                       Name:
                                       Title:
Dated:  ____________________